UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2022

R. R. DONNELLEY & SONS COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-4694	36-1004130
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 326-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RRD	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As was previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 17, 2021, by R. R. Donnelley & Sons Company, a Delaware corporation (the “Company”), the Company entered into an Agreement and Plan of Merger, dated as of December 14, 2021 (the “Merger Agreement”), with Chatham Delta Parent, Inc., a Delaware corporation (“Parent”), and Chatham Delta Acquisition Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Acquisition Sub”), providing for the merger of Acquisition Sub with and into the Company pursuant to the General Corporation Law of the State of Delaware, upon the terms and subject to the conditions set forth in the Merger Agreement (the “Merger”), with the Company surviving the Merger as a direct or indirect wholly owned subsidiary of Parent. Parent and Acquisition Sub are affiliates of Chatham Asset Management, LLC (“CAM”).

The description of the Merger Agreement and related transactions (including, without limitation, the Merger) in this Current Report on Form 8-K does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 17, 2021 and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and under Items 3.03, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

In accordance with the terms of the Merger Agreement, on February 25, 2022, at the effective time of the Merger (the “Effective Time”), Acquisition Sub merged with and into the Company, with the Company continuing as the surviving corporation in the Merger as a direct, wholly owned subsidiary of Parent. Immediately subsequent to the Effective Time, Parent caused Chatham Delta Intermediate, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Intermediate Holdings”), to own directly all of the equity interests of the Company, with the Company continuing as a direct, wholly owned subsidiary of Intermediate Holdings, and an indirect, wholly owned subsidiary of Parent.

At the Effective Time, each share of Common Stock, par value $0.01 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than Company Common Stock (i) held by the Company (including shares held as treasury shares) or any of its subsidiaries or Parent, Acquisition Sub or any of their wholly owned subsidiaries (including the shares contributed to Parent by certain affiliates of CAM in accordance with the Capital Commitment Letter (as defined in the Merger Agreement) entered into in connection with the Merger Agreement), and (ii) held by stockholders who have properly exercised appraisal rights pursuant to Delaware law (clauses (i) and (ii), the “Excluded Shares”)) was cancelled and extinguished and automatically converted into the right to receive $10.85 per share in cash, without interest (the “Merger Consideration”).

In addition, at the Effective Time:

•

each Company stock option (a “Company Option”) that was outstanding immediately prior to the Effective Time was cancelled without any cash payment or other consideration made in respect thereof, as all outstanding Company Options had an exercise price per share of Company Common Stock that exceeded $10.85;

•

each Company time-based restricted stock unit (“Company RSU”) that was outstanding immediately prior to the Effective Time automatically vested (if unvested) and was cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the total number of shares of Company Common Stock underlying such Company RSU multiplied by (ii) the Merger Consideration, provided that any Company RSUs granted between the date of the Merger Agreement and the Effective Time (the “Interim Period”) vested on a pro-rata basis based on the number of days in the award period preceding the closing of the Merger, and any such Company RSUs that did not so vest were forfeited for no consideration;

•

each Company time-based phantom restricted stock unit (“Company Phantom RSU”) award that was outstanding immediately prior to the Effective Time automatically vested (if unvested) and was cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the number of Company Phantom RSUs underlying the award multiplied by (ii) the Merger Consideration, provided that any Company Phantom RSUs granted during the Interim Period vested on a pro-rated basis based on the number of days in the award period preceding the closing of the Merger, and any such Company Phantom RSUs that did not so vest were forfeited for no consideration;

•

each Company performance stock unit or phantom performance stock unit (“Company PSU”) that was outstanding immediately prior to the Effective Time was automatically cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the number of shares of Company Common Stock underlying such Company PSU attributable to the percentage of the Company PSUs that vested as of immediately prior to the Effective Time (with vesting determined based on the attainment of the applicable performance metrics at the greater of target and actual level of performance for any awards in respect of which the performance period was not expired as of the Effective Time and based on actual level of performance for any awards in respect of which the performance period was expired prior to the Effective Time, in each case, as determined in good faith consistent with past practice by the Board or a committee thereof) multiplied by (ii) the Merger Consideration, provided that any Company PSUs granted during the Interim Period vested on a pro-rated basis based on the number of days in the award period commencing on January 1, 2022 and continuing until the closing of the Merger (with vesting based on target-level performance), and any such Company PSUs that did not so vest were forfeited for no consideration; and

•

the Company assumed the obligation of Acquisition Sub to effect through a private exchange transaction with Parent, to occur promptly following the closing of the Merger, a note subordination of approximately $817.7 million in aggregate principal amount of the debt securities of the Company owned by funds managed by CAM.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the transactions described in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K, which are incorporated by reference into this Item 3.01, on February 25, 2022, the Company notified the New York Stock Exchange (“NYSE”) that the Merger was consummated. As a result, the Company expects the trading of Company Common Stock on the NYSE to be suspended no later than prior to the opening of trading on the NYSE on February 28, 2022. In addition, on February 25, 2022, the Company requested that the NYSE file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of all shares of Company Common Stock and the associated preferred stock purchase rights from NYSE and the deregistration of such of Company Common Stock and the associated preferred stock purchase rights under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Company Common Stock will no longer be listed on the NYSE.

In addition, the Company intends to file a certification on Form 15 with the SEC requesting the termination of registration of the shares of Company Common Stock and associated preferred stock purchase rights under Section 12(g) of the Exchange Act and the suspension of its reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of Company Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of the Company (other than the right of the holders of Company Common Stock (other than Excluded Shares) to receive the Merger Consideration pursuant to the Merger Agreement).

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, on February 25, 2022, a change in control of the Company occurred, and the Company is now a direct, wholly owned subsidiary of Intermediate Holdings, and an indirect, wholly owned subsidiary of Parent.

The aggregate Merger Consideration was approximately $697.5 million, which was funded through a combination of cash, debt and equity contributions from affiliates of Parent and debt financing consisting of new incremental term loans arranged by Jefferies Finance LLC and a draw on the Company’s amended asset-based revolving credit facility, which amendment became effective at the Effective Time and was arranged by Wells Fargo Bank, National Association.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Directors

In accordance with the Merger Agreement, effective as of, and immediately following, the Effective Time, all of the members of the board of directors of the Company immediately prior to the Effective Time ceased to be directors of the Company. Immediately following the Effective Time, Thomas J. Quinlan, III, Eugene A. Castagna, Edward P. Taibi, Jeffrey K. Dorsey, R. Elaine Lintecum, Evan Ratner and Roshan M. Karingada (collectively, the

“New Directors”) were appointed as the directors of the Company. At the time of filing this Current Report on Form 8-K, the committee(s) to which the New Directors will be named have not yet been determined.

Designation of President and Chief Executive Officer

The Company designated Thomas J. Quinlan, III, as President and Chief Executive Officer, effective as of February 25, 2022. In connection with Mr. Quinlan’s designation, effective February 25, 2022, Mr. Daniel L. Knotts ceased to serve as President and Chief Executive Officer of the Company.

Mr. Quinlan, 59, has extensive experience in executive roles at commercial print and marketing services companies. Mr. Quinlan has specialized expertise in rebranding traditional businesses and pivoting physical content into the digital space by leveraging digital marketing, data analytics, business intelligence, and data management solutions. As Chief Executive Officer of the Company from 2007 to 2016 and LSC Communications from 2016 to 2020, Mr. Quinlan has led companies through challenging business cycles by transforming, growing, and recapitalizing business-to-business manufacturing and services businesses. With deep financial expertise and experience serving as Chief Financial Officer of the Company from 2006 to 2007, Mr. Quinlan successfully generated cash flow and value for stakeholders through repositioning, share gains, and expanding capabilities. Mr. Quinlan has also overseen restructurings, over 50 acquisitions and integrations, spin-offs and divestitures, and capital markets strategies. Mr. Quinlan holds an M.B.A. in finance from St. John’s University and a B.S. in business administration from Pace University.

Mr. Quinlan was not selected as an officer pursuant to any arrangement or understanding between him and any other person. There are no family relationships between Mr. Quinlan and the directors or executive officers of the Company or any person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. Quinlan is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

On February 25, 2022, the Company entered into an employment agreement (the “Employment Agreement”) with Mr. Quinlan in connection with his appointment as President and Chief Executive Officer.

Mr. Quinlan’s Employment Agreement provides for an annual base salary of $950,000, and an annual target bonus of 100% of his annual base salary, subject to performance. Mr. Quinlan is also entitled to certain severance benefits, if his employment is terminated without cause or if he resigns with good reason, including 150% of his annual base salary and target bonus and up to 18 months of continued “COBRA” health coverage at the applicable active employee cost. The Employment Agreement also contains certain confidentiality, non-competition, non-solicitation and other customary restrictions for agreements of this type.

The foregoing summary of Mr. Quinlan’s Employment Agreement is qualified in its entirety by reference to the Employment Agreement, which will be included as an exhibit to the Company’s quarterly report for the quarter ending March 31, 2022 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

At the Effective Time, the certificate of incorporation and bylaws of the Company were each amended and restated in their entirety as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, which exhibits are incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On February 25, 2022, a press release announcing the closing of the Merger was issued. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of December 14, 2021, by and among Chatham Delta Parent, Inc., Chatham Delta Acquisition Sub, Inc. and R. R. Donnelley & Sons Company (incorporated by reference to Exhibit 2.1 to R. R. Donnelley & Sons Company’s Current Report on Form 8-K filed with the SEC on December 17, 2021)

3.1	Amended and Restated Certificate of Incorporation of R. R. Donnelley & Sons Company

3.2	Amended and Restated Bylaws of R. R. Donnelley & Sons Company

99.1	Press Release dated February 25, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

By:	/s/ Thomas J. Quinlan, III
Thomas J. Quinlan, III
Chief Executive Officer

Date: February 25, 2022